Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Annual Report of Remote Knowledge, Inc. (the “Company”) on Form 10-KSB for the fiscal year ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Randy S. Bayne, Chief Executive Officer of the Company, and D. Henry Houston, Chief Financial Officer of the Company, each hereby certifies, pursuant to and solely for the purpose of 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge and belief, that:
     1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and
     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 30, 2006

/s/ Randy S. Bayne Randy S. Bayne
Chief Executive Officer

/s/ D. Henry Houston D. Henry Houston
Chief Financial Officer